UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934

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The Parking REIT, INC.
(Name of Registrant as Specified In Its Charter)

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THE PARKING REIT, INC.,
2965 S. Jones Blvd. # C1-100,
Las Vegas, NV 89146
August 20, 2018
Dear Stockholder:
On behalf of the Board of Directors, or the Board, of The Parking REIT, Inc., a Maryland corporation, or the Company, I invite you to attend the 2018 annual meeting of stockholders, or the Annual Meeting, of the Company. The Annual Meeting will be held on October 5, 2018, commencing at 10:00 a.m., Eastern Time, at the offices of Venable LLP, located at 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202.
At the Annual Meeting, you will be asked to consider and vote upon:
•	the election of seven nominees for director, with each to serve on the Board until the next annual meeting of stockholders and until his successor is duly elected and qualifies;
•	the ratification of the appointment of RBSM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018; and
•	such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof
The Board has fixed the close of business on August 20, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be considered and acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. We make proxy materials available to our stockholders on the internet. You can access proxy materials at https://www.proxy-direct.com/prt-30162. You also may authorize your proxy via the internet or by telephone by following the instructions on that website. In order to authorize your proxy via the internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you received a Notice of Internet Availability of Proxy Materials, you also may request a paper or an e-mail copy of our proxy materials and a paper proxy card by following the instructions included in the notice. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting.
We encourage you to read the accompanying materials carefully, and thank you in advance for your continued support.
Sincerely,

Michael V. Shustek
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 5, 2018
THIS PROXY STATEMENT AND OUR 2017 ANNUAL REPORT TO STOCKHOLDERS
ARE AVAILABLE AT HTTPS://WWW.PROXY-DIRECT.COM/PRT-30162

The accompanying notice, proxy statement and form of proxy are first being mailed or otherwise distributed to our stockholders on or about August 20, 2018.

THE PARKING REIT, INC.,
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 5, 2018

TO THE STOCKHOLDERS OF THE PARKING REIT, INC.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the "Annual Meeting") of The Parking REIT, Inc. a Maryland corporation (the "Company"), will be held on October 5, 2018, at 10:00 a.m., Eastern Time, at Venable LLP, at 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.
To consider and vote upon the election of seven nominees for director, with each to serve on the Board of Directors of the Company (the "Board of Directors") until the next annual meeting of stockholders and until his successor is duly elected and qualifies.

2.	To consider and vote upon the ratification the appointment of RBSM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.
3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on August 20, 2018, as the record date for the determination of the common stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Only those common stockholders of record of the Company as of the close of business on the record date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

All common stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, please authorize a proxy to vote your shares by one of the methods described in the accompanying Proxy Statement. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be authorized appropriately to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting in person and vote by ballot, your proxy will be revoked automatically and only your vote in person at the Annual Meeting will be counted.  Attendance alone is not sufficient to revoke a previously authorized proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

WE HAVE ELECTED TO PROVIDE ACCESS TO OUR PROXY MATERIALS OVER THE INTERNET AT HTTPS://WWW.PROXY-DIRECT.COM/PRT-30162 UNDER THE SECURITIES AND EXCHANGE COMMISSION'S RULES. BY PROVIDING THE INFORMATION YOU NEED THROUGH THE INTERNET, WE WILL LOWER THE OVERALL COSTS OF THE DELIVERY OF PROXY MATERIALS FOR THE ANNUAL MEETING. AS A RESULT, WE ARE MAILING TO OUR COMMON STOCKHOLDERS A NOTICE INSTEAD OF A PAPER COPY OF THIS PROXY STATEMENT, PROXY CARD AND OUR 2017 ANNUAL REPORT. THE NOTICE CONTAINS INSTRUCTIONS ABOUT HOW TO OBTAIN A PAPER COPY OF OUR ANNUAL REPORT AND PROXY MATERIALS. PLEASE READ THE PROXY STATEMENT AND PROXY CARD CAREFULLY AND DETERMINE THE METHOD YOU WILL USE TO VOTE OR AUTHORIZE A PROXY TO VOTE ON YOUR BEHALF.

By Order of the Board of Directors,

Michael V. Shustek
Chief Executive Officer and Secretary
Las Vegas, Nevada
August 20, 2018

THE PARKING REIT, INC.,
2965 S. Jones Blvd. # C1-100,
Las Vegas, NV 89146
(702) 534-5577

PROXY STATEMENT FOR
 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 5, 2018.

The accompanying proxy is solicited on behalf of the Board of Directors (the "Board" or "Board of Directors") of The Parking REIT, Inc., a Maryland corporation (the "Company"), for exercise at our 2018 Annual Meeting of Stockholders (the "meeting" or "Annual Meeting") to be held on October 5, 2018 at 10:00 a.m., Eastern Time, at the offices of Venable LLP, located at 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of 2018 Annual Meeting of Stockholders. In this Proxy Statement, unless the context requires otherwise, "we," "us," or "our" refer to the Company.

Please authorize a proxy to vote your shares of common stock by one of the methods described in this Proxy Statement. This Proxy Statement has information about the Annual Meeting and was prepared by MVP Realty Advisors, LLC, dba The Parking REIT Advisors (the "Advisor"), the sole advisor of the Company, at the request of our Board. This Proxy Statement, the accompanying proxy card and other proxy material are first being made available to you on or about August 20, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

We are furnishing our proxy materials to our common stockholders over the Internet in accordance with the Securities and Exchange Commission ("SEC") rules. The proxy materials include the Notice of 2018 Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the year ended December 31, 2017. The proxy materials will be available on the Internet at https://www.proxy-direct.com/prt-30162 (common stockholders will need to enter their control number reflected on the notice regarding the internet availability of proxy materials that they receive). Common stockholders will not receive printed copies of the proxy materials unless they request written copies of such materials. A Notice of Internet Availability of Proxy Materials (the "Notice") is being mailed to each of our common stockholders of record as of the Record Date (as defined below) with instructions on how to access and review the proxy materials on the Internet, how to authorize a proxy through the Internet or through the mail as well as how to request printed copies of the proxy materials.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

We are providing you with this proxy statement, which contains information about the proposals to be considered and voted upon at our Annual Meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement. See also, "Where Can I Find More Information About the Company?"

Q.	When and where is the Annual Meeting?
A.
The Annual Meeting will be held on October 5, 2018 at 10:00 a.m., Eastern Time, at the offices of Venable LLP, located at 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, or at any postponement or adjournment thereof.

Q.	How do I vote or authorize a proxy to vote my shares at the Annual Meeting?
A.	You may authorize a proxy to vote your shares in the following manner:
•	Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope.
•	Authorizing by Telephone — Stockholders may authorize a proxy by calling 1-800-337-3503 and following the instructions provided.
•	Authorizing a Proxy by Internet — Stockholders may authorize a proxy by completing the electronic proxy card at https://www.proxy-direct.com.

In addition, you may vote in person at the Annual Meeting. Stockholders of record as of the Record Date (as defined below) may vote in person at the Annual Meeting. Written ballots will be passed out to those stockholders who want to vote at the Annual Meeting.

If your shares are held by a bank, broker or other nominee (that is, in "street name"), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or other nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name at the Annual Meeting unless you obtain a "legal proxy" from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Obtaining a legal proxy may take several days.

Q.	Why did you send me this proxy statement?
A.
We sent you this proxy statement and the proxy card on behalf of the Board, which is soliciting a proxy from you to vote your shares at the Annual Meeting. This proxy statement contains information we are required to provide to you, and is designed to assist you in voting your shares.

Q.	Will my vote make a difference?
A.
Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company.

PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES VIA THE INTERNET OR TELEPHONE OR BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Q.	Who is entitled to vote?
A.
On or about August 20, 2017, we will begin mailing the proxy materials to all holders of common stock of record as of the close of business on August 20, 2018, the record date fixed by the Board for determining the holders of record of our common stock entitled to notice of and to vote at the Annual Meeting (the "Record Date"). The holders of the outstanding shares of Series A Convertible Redeemable Preferred Stock and Series 1 Convertible Redeemable Preferred Stock of the Company are not entitled to vote at the Annual Meeting.

Q.	How many votes do I have?
A.
Each of the outstanding shares of our common stock, as of the close of business on the Record Date, is entitled to one vote for as many individuals as there are directors to be elected at the Annual Meeting and one vote on each of the other matters to be considered and voted upon at the Annual Meeting. On the Record Date, there were 6,549,572 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

Q.	What am I voting on?
A.	At the Annual Meeting, we will be asking you to consider and vote upon the following:
	1.	The election of seven nominees for director, with each to serve on the Board until the next annual meeting of stockholders and until his successor is duly elected and qualifies ("Proposal No. 1").
	2.	The ratification of the appointment of RBSM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 ("Proposal No. 2").
	3.	Such other business as may properly come before the meeting or any postponement or adjournment thereof.

We are not currently aware of any other matter to be presented at the Annual Meeting other than those described in this Proxy Statement.  If any other matter not described in the Proxy Statement is properly presented at the Annual Meeting, any proxies received by us will be voted in the discretion of the proxy holders.

Q.	What are our Board's recommendations?
A.	The Board recommends a vote:
	·	"FOR" each of the seven director nominees set forth in Proposal No. 1.
"FOR" the ratification the appointment of RBSM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 under Proposal No. 2.

Q.	What constitutes a quorum?
A.
In order for us to conduct the Annual Meeting, we must have a quorum, which means that stockholders entitled to cast at least 50% of all the votes entitled to be cast at the Annual Meeting must be present in person or by proxy at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you:

•	authorize a proxy via the Internet;
•	authorize a proxy via telephone;
•	properly submit a proxy card (even if you do not provide voting instructions); or
•	attend the Annual Meeting and vote in person.
Abstentions and broker non-votes, if any, will be treated as votes present for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a broker holding stock on behalf of a beneficial owner submits a signed proxy but does not vote on a non-routine proposal because the broker does not have discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. If your shares are held in the name of a brokerage firm, the brokerage firm can vote your shares for the ratification of the appointment of RBSM LLP as our registered independent public accounting firm for the year ending December 31, 2018 (Proposal No. 2), because this matter is considered "routine" under the applicable rules. Proposal No. 1 is not considered "routine" and therefore may not be voted by your broker without instructions.

Q.	What vote is required to approve each proposal, assuming that a quorum is present at the Annual Meeting?
A.
Under our current charter and bylaws, and consistent with the requirements of the North American Securities Administrators Association Statement of Policy Regarding Real Estate Investment Trusts (the "NASAA REIT Guidelines"), the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote who are present, in person or by proxy, at the Annual Meeting is required to elect each of the nominees named in this proxy statement as directors (Proposal No. 1).

As previously disclosed, on July 13, 2018, we filed an application to list our shares of common stock on a national securities exchange. During last year's annual meeting, our stockholders approved an amended charter to be filed and become effective immediately prior to the listing of our shares on a national securities exchange. Among other changes, the amended charter would remove the NASAA REIT Guidelines requirement that a director receive the affirmative vote of the holders a majority of the shares present, in person or by proxy, at a meeting in order to be elected.  In lieu thereof, the amended charter would provide that, consistent with the default standard under the Maryland General Corporation Law (the "MGCL"), a plurality of all the votes cast at a meeting at which a quorum is present would be sufficient to elect a director.  An equivalent amendment would also be made to our bylaws at the time the amended charter becomes effective.

As a result, in the event that our common stock is listed on a national securities exchange on or prior to the Annual Meeting date, directors at the Annual Meeting will be elected by plurality of the votes cast at the Annual Meeting, which means that the candidates up for election who receive the highest numbers of votes cast, up to the number of directors to be elected, are elected.  If the listing is not completed prior to the Annual Meeting date, then directors at the Annual Meeting will be elected by majority of the votes present in accordance with the NASAA REIT Guidelines requirements.  Stockholders will not have the right to cumulate the votes in the election of directors.

The affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the Annual Meeting is required to approve Proposal No. 2 to ratify the appointment of RBSM LLP as the Company's independent public accounting firm for the fiscal year ending December 31, 2018.

Q.	May I revoke my proxy or change my vote?
A.	Yes. You may revoke your proxy or change your vote at any time before your proxy is exercised at the Annual Meeting. If you are a holder of record, you can do this in any of the three following ways:
	•	by sending a written notice to the Secretary of the Company in time to be received before the Annual Meeting, stating that you would like to revoke your proxy;
•
by completing, signing and dating another proxy card and returning it by mail in time to be received before the Annual Meeting, or by authorizing a later dated proxy by the Internet or telephone, in which case your later-authorized proxy will be recorded and your earlier proxy revoked; or

	•	by attending the Annual Meeting and voting in person. Simply attending the Annual Meeting without voting will not revoke your proxy or change your vote.

If your shares of common stock are held in an account at a broker or other nominee and you desire to change your vote or vote in person, you should contact your broker or other nominee for instructions on how to do so. You will also need a legal proxy in order to attend the Annual Meeting in person.

Q.	What is the effect of abstentions and broker non-votes?
A.
Under our current charter and bylaws, the election of each nominee for director requires the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote who are present in person or by proxy at the Annual Meeting.  As a result, abstentions and broker non-votes, if any, will have the effect of votes AGAINST each of the nominees in Proposal No. 1.

If the listing of our shares of common stock is completed prior to the Annual Meeting date, our charter and bylaws will be amended to provide for the election of directors by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting. Accordingly, the seven director nominees receiving the highest number of votes will be elected. In the event that directors are elected by plurality vote, abstentions and broker non-votes, if any, will not have any effect on the outcome of the election of directors.

Because they are not considered votes cast, abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal No. 2, which only requires the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the Annual Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?
A.
We will bear all expenses incurred in connection with the solicitation of proxies. Our directors and officers and the Advisor, may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. The Company has also engaged Georgeson Inc. to assist it in the solicitation of proxies. The Company has agreed to pay Georgeson Inc. an initial fee of $7,500, and will reimburse it for its reasonable expenses, for its services to solicit proxies.

Q.	Could other matters be decided at the Annual Meeting?
A.
As of the date of this proxy statement, the above-referenced proposals are the only matters of which we are aware that are to be considered and acted upon at the Annual Meeting. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.

Q.	Who can help answer my questions?
A.
If you have any questions about the Annual Meeting or how to authorize your proxy, or need additional copies of this proxy statement, the enclosed proxy card or voting instructions, you should contact:

Georgeson Inc.
480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
 All Shareholders Call Toll-Free: 888-666-2580

Q.	Where can I find more information about the Company?
A.
We file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or the SEC. You may read and copy any reports or other information we file with the SEC on the web site maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or 1-202-551-7900 for further information regarding the public reference facilities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements included in this Proxy Statement that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance, including any plans to list our shares on a national securities exchange, or assumptions or forecasts related thereto) are forward-looking statements. Forward-looking statements are typically identified by the use of terms such as "may," "should," "expect," "could," "intend," "plan," "anticipate," "estimate," "believe," "continue," "predict," "potential" or the negative of such terms and other comparable terminology.

The forward-looking statements included herein are based upon our current expectations, plans, estimates, assumptions and beliefs, which involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements.

Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to:

•	the fact that we have a limited operating history, as our property operations began in 2016;
•	the fact that we have experienced net losses since inception and may continue to experience additional losses;
•	the performance of properties the Company has acquired or may acquire or loans the Company has made or may make that are secured by real property;
•	changes in economic conditions generally and the real estate and debt markets specifically;
•	legislative or regulatory changes (including changes to the laws governing the taxation of real estate investment trusts ("REITs");
•	potential damage and costs arising from natural disasters, terrorism and other extraordinary events, including extraordinary events affecting parking facilities included in our portfolio;
•
risks inherent in the real estate business, including ability to secure leases or parking management contracts at favorable terms, tenant defaults, potential liability relating to environmental matters and the lack of liquidity of real estate investments;

•	competitive factors that may limit our ability to make investments or attract and retain tenants;
•	our ability to generate sufficient cash flows to pay distributions to our stockholders;
•	our reliance on our Advisor and its employees to manage our business;
•	our failure to obtain our status as a REIT and maintain it in the future;
•	our ability to successfully integrate pending transactions and implement our operating strategy;
•	our ability to list our shares of common stock on a national securities exchange or complete another liquidity event;
•	the availability of capital and debt financing generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions, covenants and requirements of that debt;
•	changes in interest rates;
•	changes to generally accepted accounting principles, or GAAP; and
•	potential adverse impacts from the recent changes to the U.S. tax laws.

Any of the assumptions underlying the forward-looking statements included herein could be inaccurate, and undue reliance should not be placed upon on any forward-looking statements included herein. All forward-looking statements are made as of the date of this Proxy Statement, and the risk that actual results will differ materially from the expectations expressed herein will increase with the passage of time. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward - looking statements made after the date of this Proxy Statement, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward looking statements included in this Proxy Statement, including, without limitation, the risks described under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2017, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this Proxy Statement will be achieved.

MATTERS TO BE CONSIDERED AT THE 2018 ANNUAL MEETING

This Proxy Statement contains the following proposal requiring common stockholder action:

Proposal No. 1 - Election of seven (7) nominees for director, with each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualifies.

Proposal No. 2 – Ratification of the appointment of RBSM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

We discuss the proposals in more detail below.

PROPOSAL NO. 1- ELECTION OF NOMINEES FOR DIRECTOR

Information About Our Board of Directors

General

Our Board currently consists of eight directors. Each of our directors, except for Erik Hart, is standing for re-election. Each of the nominees meets the qualifications for directors as set forth in the Company's charter and bylaws. Each of the Company's nominees for director elected at the Annual Meeting will serve until the next annual meeting of stockholders following his election and until his successor is duly elected and qualifies.  Concurrently with the Annual Meeting, the Board will reduce its size from eight to seven directors.

The following table sets forth certain information with respect to each of the persons who are nominated to serve as directors of the Company.

Name	Age	Title
Michael V. Shustek	59	Chief Executive Officer and Director
Robert J. Aalberts (2)(4)	66	Independent Director
David Chavez (1)	53	Independent Director
John E. Dawson	60	Chairman and Independent Director
Shawn Nelson (2)(3)(4)	52	Independent Director
Nicholas Nilsen (1) (2) (3)(4)	81	Independent Director
William Wells (1)(5)	65	Independent Director

(1) Member of the Audit Committee.
(2) Member of the Nominating Committee.
(3) Member of the Compensation Committee
(4) These individuals joined the Board of Directors on December 15, 2017 in connection with the Merger.
(5) Mr. Wells joined the Board of Directors on May 31, 2018.

The following table sets forth the names, ages as of August 20, 2018 and positions of the individuals who serve as directors, executive officers and certain significant employees of the Advisor or our affiliates:

Name	Age	Title

Michael V. Shustek	59	Chief Executive Officer
Brandon Welch	35	Interim Chief Financial Officer

Mr. Welch, the Company's Interim Chief Financial Officer, is the son-in-law of Mr. Shustek, the Chief Executive Officer and a director of the Company.  Except as relates to Brandon Welch and Michael Shustek, there are no family relationships between any directors or executive officers, or between any director and executive officer.

Board Leadership Structure

The Company currently maintains separate positions for the Chair of the Board of Directors and the Chief Executive Officer. Having these positions separate allows our Chief Executive Officer to focus on the daily operations, while allowing the Chair of the Board of Directors to lead the Board in its fundamental role of providing advice to and independent oversight of management.

Though our organizational documents do not require that our Chair of the Board of Directors and Chief Executive Officer positions be separate, the Board believes that this structure is currently serving our Company well, and intends to maintain it where appropriate and practicable in the future. We have had varying Board leadership models over our history, at times separating the positions of Chair and Chief Executive Officer and at times combining the two. The Board of Directors believes that the right structure should be informed by the needs and circumstances of our Company, the Board and our stockholders, and we believe having an independent director lead the Board of Directors currently best serves these interests. Periodically, the Board will reassess the roles and the Board leadership structure to ensure the needs and circumstances of our Company, the Board and our stockholders are best served.

Board's Role in Risk Oversight

The Board provides supervision and oversight of our risk management processes. Management identifies and prioritizes material risks, and each prioritized risk is referred to a Board committee or the full Board for supervision and oversight. For example, financial risks are referred to the Audit Committee. The Board regularly reviews information regarding our properties, loans, operations, liquidity and capital resources. The Board informally reviews the risks associated with these items at each quarterly Board meeting and at other Board meetings as deemed appropriate.

Vote Required

Under our current charter and bylaws, and consistent with the requirements of the NASAA REIT Guidelines, the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote who are present in person or by proxy at the Annual Meeting is required to elect each of the nominees named in this proxy statement as a director.

As previously disclosed, on July 13, 2018, we filed an application to list our shares of common stock on a national securities exchange. During last year's annual meeting, our stockholders approved an amended charter to be filed and become effective immediately prior to the listing of our shares on a national securities exchange. Among other changes, the amended charter would remove the NASAA REIT Guidelines requirement that a director receive the affirmative vote of the holders a majority of the shares present, in person or by proxy, at a meeting in order to be elected.  In lieu thereof, the amended charter would provide that, consistent with the default standard under the MGCL, a plurality of all the votes cast at a meeting at which a quorum is present would be required to elect a director.  An equivalent amendment would also be made to our bylaws at the time the amended charter becomes effective.

As a result, in the event that our common stock is listed on a national securities exchange on or prior to the Annual Meeting date, directors at the Annual Meeting will be elected by plurality of the votes cast at the Annual Meeting, which means that the candidates up for election who receive the highest numbers of votes cast, up to the number of directors to be elected, are elected.  If the listing is not completed prior to the Annual Meeting date, then directors at the Annual Meeting will be elected by majority vote in accordance with the NASAA REIT Guidelines requirements.  Stockholders will not have the right to cumulate the votes in the election of directors.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR, WITH EACH TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

Biographical Information for Nominees for Director

Michael V. Shustek has been Chief Executive Officer and Secretary of the Company since its inception and serves as the Chief Executive Officer of our Advisor. He has also served as Chief Executive Officer and a director of MVP REIT, Inc., a Maryland corporation ("MVP I") prior to the merger of MVP I with and into MVP Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company ("Merger Sub"), Chairman of the Board of Directors, Chief Executive Officer and a director of Vestin Group since April 1999 and a director and CEO of  Vestin Realty Mortgage II, Inc., a Maryland corporation ("VRM II"), and Vestin Realty Mortgage I, Inc., a Maryland corporation ("VRM I"), since January 2006. In July 2012, Mr. Shustek became a principal of AMS.  During January 2013, Mr. Shustek became the sole owner of AMS.

In February 2004, Mr. Shustek became the President of Vestin Group. In 2003, Mr. Shustek became the Chief Executive Officer of Vestin Originations, Inc. In 1997, Mr. Shustek was involved in the initial founding of Nevada First Bank, with the largest initial capital base of any new state charter in Nevada's history at that time. In 1995, Mr. Shustek founded Del Mar Mortgage, and has been involved in various aspects of the real estate industry in Nevada since 1990. In 1993, he founded Foreclosures of Nevada, Inc., a company specializing in non-judicial foreclosures. In 1993, Mr. Shustek also started Shustek Investments, a company that originally specialized in property valuations for third-party lenders or investors.

Mr. Shustek has co-authored two books, entitled "Trust Deed Investments," on the topic of private mortgage lending, and "If I Can Do It, So Can You."  Mr. Shustek is a guest lecturer at the University of Nevada, Las Vegas, where he also has taught a course in Real Estate Law and Ethics.  Mr. Shustek received a Bachelor of Science degree in Finance at the University of Nevada, Las Vegas.  As our founder and CEO, Mr. Shustek is highly knowledgeable with regard to our business operations.  In addition, his participation on our Board of Directors is essential to ensure efficient communication between the Board and management.

Mr. Shustek was selected to serve as a director because he is our Chief Executive Officer, has significant real estate experience and expansive knowledge of the real estate industry, and has relationships with chief executives and other senior management at numerous real estate companies. Based on the foregoing, the nominating committee of the Board believes that Mr. Shustek will continue to bring a unique and valuable perspective to our Board of Directors.

David Chavez is one of our independent directors. Since 2009, Mr. Chavez has served as Chief Executive Officer of Assured Strategies, LLC, a strategic consulting, coaching and advisory firm. From 1996 to 2007, Mr. Chavez served as Chief Executive Officer of the Chavez & Koch, a Professional Corporation, Certified Public Accountants (CPA's), Ltd., certified public accounting firm, and from 1995 to 1996, he was a private business and financial consultant.  From 1991 to 1995 Mr. Chavez worked with Arthur Andersen's Las Vegas office, taking several companies public, and working on auditing as well as consulting.  Mr. Chavez received a Bachelor of Science in Business Administration Degree, with a concentration in Accounting, from the University of Nevada, Las Vegas. Mr. Chavez was selected to serve as an independent director of the Company because of his accounting and financial reporting expertise and his experience in the strategic consulting industry.

John E. Dawson is one of our independent directors. He had also been a director of MVP I from the beginning of its operations until the date of the Merger.  He was a director of Vestin Group from March 2000 to December 2005, was a director of VRM II from March 2007 until he resigned in November 2013 and was a director for VRM I from March 2007 until January 2008. Since January 2015, Mr. Dawson has been a Partner at the International law firm of Dickinson Wright PLLC.  Mr. Dawson was a partner of the Las Vegas law firm of Lionel Sawyer & Collins from 2005 until its closing in December of 2014.  Previous to that, from 1995 to 2005, Mr. Dawson was a partner at the law firm of Marquis & Aurbach.  Mr. Dawson received his Bachelor's Degree from Weber State and his Juris Doctor from Brigham Young University. Mr. Dawson received his Masters of Law (L.L.M.) in Taxation from the University of San Diego in 1993. Mr. Dawson was admitted to the Nevada Bar in 1988 and the Utah Bar in 1989. Mr. Dawson was selected to serve as an independent director of the Company due to his legal background and significant experience in the real estate industry and his experience as a public company director.

Robert J. Aalberts had served as an independent director of MVP I, and was a director of Vestin Group, Inc., from April 1999 to December 2005. He was a director for VRM I from January 2006 until he resigned in January 2008 and for VRM II from January 2006 until he resigned in November 2013. Most recently, Professor Aalberts was Clinical Professor of Business Law in the Smeal College of Business at Pennsylvania State University in University Park, PA from 2014 to June 2017. Prior to his position at Penn State, Professor Aalberts held the Ernst Lied Professor of Legal Studies professorship in the Lee College of Business at the University of Nevada, Las Vegas from 1991 to 2014. Before UNLV, Professor Aalberts was an Associate Professor of Business Law at Louisiana State University in Shreveport, LA from 1984 to 1991. From 1982 through 1984, he served as an attorney for the Gulf Oil Company in its New Orleans office, specializing in contract negotiations and mineral law. Professor Aalberts has co-authored books relating to the regulatory environment and the law and business of real estate; including Real Estate Law (2015), now in its 9th edition, published by the Cengage Book Company. He is also the author of numerous legal articles dealing with various aspects of real estate, business and the practice of law. From 1992 to 2016, Professor Aalberts was the Editor-in-chief of the Real Estate Law Journal published by the Thomson-West Publishing Company. Professor Aalberts received his Juris Doctor degree from Loyola University in New Orleans, Louisiana, a Masters of Arts from the University of Missouri, Columbia, and a Bachelor of Arts degree in Social Sciences and Geography from Bemidji State University in Minnesota. He was admitted to the State Bar of Louisiana in 1982 (currently inactive status). Mr. Aalberts was selected to serve as an independent director of the Company because of his significant knowledge of, and experience in, the real estate industry and his experience as a public company director.

Nicholas Nilsen had served as an independent director of MVP I. He has been involved in the financial industry for more than four decades. He has been in retirement during the past five years. Most recently, Mr. Nilsen served as a Senior Vice President of PNC Financial, a bank holding company, where he served from 1960 to 2000. He began his long career with PNC Financial as a stock analyst. Later, he managed corporate and Taft-Hartley pension plans for the bank. Mr. Nilsen served as an executive investment officer at the time of his retirement from PNC Financial. Mr. Nilsen is a CFA charter holder. Mr. Nilsen received a Bachelor's degree from Denison University and a Master of Business Administration from Northwestern University.  Mr. Nilsen was selected to serve as an independent director of the Company because of his significant knowledge of, and experience in, the finance industry and investment management.

Shawn Nelson had served as an independent director of MVP I. Since June 2010, Mr. Nelson has served as a member of the Orange County Board of Supervisors in Orange County, California, serving as chairman in 2013 and 2014. Mr. Nelson currently serves on the board of the Southern California Regional Rail Authority (Metrolink) and was the former Chairman. He is a director of the Orange County Transportation Authority having served as the chair in 2014, and is a director of the South Coast Air Quality Management District, Southern California Association of Governments, Transportation Corridor Agency, Foothill/Eastern, Southern California Water Committee, Orange County Council of Governments and Orange County Housing Authority Board of Commissioners. From 1994 to 2010, Mr. Nelson was the managing partner of the law firm of Rizio & Nelson. From 1992 to 1994, he was the Leasing Director/Project Manager of S&P Company. Prior to that, from 1989 to 1992 Mr. Nelson served as the Leasing Director/Acquisitions Analyst for IDM Corp and from 1988 to 1989 he served as a Construction Superintendent for Pulte Home. Mr. Nelson has a Bachelor of Science degree in business with a certificate in real property development from the University of Southern California and a Juris Doctor Degree from Western State University College of Law. Mr. Nelson was selected to serve as an independent director of the Company due to his significant experience in the financial services and real estate industries.

William Wells is one of the Company's independent directors. From 1990 until April 2018 served as the Las Vegas Office Managing Partner an Audit Partner of RSM US LLP, an international audit, tax and consulting firm ("RSM").In his role as an Audit Partner, Mr. Wells has served as a business advisor to clients in a variety of industries including transportation, real estate, retail, wholesale distribution, construction, financial institutions, manufacturing, automotive, professional services and timeshare.  He also has experience in business litigation and has testified as an expert witness in court and in arbitration hearings. From 2000 to 2011 (prior to a firm reorganization in 2012) Mr. Wells was the Desert Southwest Managing Partner, which included oversight of the Phoenix office as well as the Las Vegas office. Mr. Wells earned his B.S. in Accounting from Millikin University, where he graduated summa cum laude.  He also participated in executive programs at the University of Chicago and the Minneapolis Center for Character-Based Leadership.  He is a licensed CPA in Nevada. During his nearly 40 year tenure in Las Vegas, Mr. Wells has participated in a variety of business and philanthropic organizations including:  Las Vegas Metro Chamber of Commerce (Chairman), Opportunity Village (Chairman), Young Presidents Organization (Chairman), UNLV Presidents Associates, UNLV Accounting Advisory Council, LVGEA (Board Member), UMC (Board Member), Discovery Children's Museum (Board Member), Boulder Dam Area Boy Scouts (Board Member), Economic Club of LV (Board Member), US Bank (Advisory Board Member), Las Vegas Executives Association, Kiwanis Club of Las Vegas, and the Las Vegas FBI Citizens Academy.  He received the H&R Block Outstanding Community Service Award for stewardship to his community. Mr. Wells was elected on May 31, 2018 to serve as an independent director of the Company due to his significant experience in the financial services. Mr. Wells was selected to serve as an independent director of the Company because of his significant knowledge and experience as a certified public accountant and from the various management positions held during his career at RSM US LLP, including, among others, experience preparing and auditing financial statements for public companies.

Biographical Information for Non-Director Nominee Executive Officer

Brandon Welch was elected as the Interim Chief Financial Officer ("CFO") on May 31, 2018. Mr. Welch has been employed with MVP Realty Advisors since the inception in 2012 of MVP I. During his tenure, he has served in various capital markets and operations capacities. From September 2012 to May 2017, he served as Executive Vice President, overseeing marketing and distribution for the Company's and its predecessor's equity raises. In June 2017, Mr. Welch became Managing Director of Capital Markets, taking on additional responsibility for capital markets strategy development and implementation. In October 2017 he became Vice President of Operations, shifting his focus to corporate operations, including acquisitions, asset management, and debt and equity capital markets responsibilities. Prior to his employment with MVP Realty Advisors, LLC, Mr. Welch served as General Manager for a full-service marketing consulting firm, Townsend Advisers (now Townsend Team) from 2009 to 2012, Senior Account Executive for digital marketing agency Jayne Hancock Group, commonly known as JHG, from 2008-2009, and Senior Account Executive for sports marketing agency Integrated Sports Marketing from 2006-2008. Mr. Welch earned his BS in Business Administration from San Diego State University in 2004, and his MBA from San Diego State University in 2006. Mr. Welch is the son-in-law of Michael Shustek, the Company's Chief Executive Officer.

Biographical Information for Other Key Employee

Dan Huberty is currently the President of the Advisor. Prior to joining the Company as Vice President of Parking Operations, Mr. Huberty spent nearly 25 years in various roles in and supporting the parking industry. Most recently, Mr. Huberty served as an Executive Vice President of SP Plus, where he oversaw the southern division of the company. He was named to this position after successfully overseeing the transition of his team through the integration of Central Parking and Standard Parking. SP Plus's clients included some of the nation's largest owners and operators of mixed-use projects, office buildings, hotels, stadiums and arenas, as well as, airports, hospitals and municipalities.

Prior to his role with SP Plus, he served as a Vice President for Clean Energy Fuels, the largest provider of Compressed Natural Gas in the Country focusing on the parking industry, from June 2009 through September 2011. However, the majority of his career was spent with ABM Industries. During his nearly 17 years with ABM, Mr. Huberty served in various roles starting as a Facility Manager, working his way up to Regional Manager, Regional Vice President, and finally Vice President of Sales for ABM's Parking Division. Mr. Huberty earned his BBA from Cleveland State University in 1991, and his MBA from the University of Phoenix in 1998.

Mr. Huberty is active in political affairs, serving as a State Representative for Texas House District 127, representing a constituency of more than 160,000 residents. Elected in 2010, he travels to the Capitol in Austin, Texas, every other year to represent them during the legislative session. Mr. Huberty also served as a Trustee for the Humble Independent School District from 2006 to 2010.

Mr. Huberty serves on the Board for the Be an Angel Fund, which is a non-profit board that supports profoundly deaf and handicapped children in Texas. Mr. Huberty is also a Board Member of the Lake Houston Chamber of Commerce in Harris County Texas, which has over 1,500 members focusing on growing the North East Region of Harris County. Mr. Huberty also served as a Trustee for the Humble Independent School District which has 42,000 student, from 2006 to 2010, serving as its President from 2009-2010.

CORPORATE GOVERNANCE
Board of Directors

We operate under the direction of our Board of Directors, the members of which are accountable to us and our stockholders as fiduciaries pursuant to our current charter, and have duties to the Company under Maryland law. The Board of Directors is responsible for directing the management of our business and affairs. The Board of Directors has retained the Advisor to manage our day-to-day affairs and to implement our investment strategy, subject to the Board of Directors' direction, oversight and approval.

We have a total of eight directors, seven of whom are independent of us, the Advisor, MVP Capital Partners II, our sponsor (the "Sponsor"), and our respective affiliates as determined in accordance with the NASAA REIT Guidelines. Each of our directors, except for Erik Hart, is standing for re-election. Our charter currently defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with our Sponsor or the Advisor. A director is deemed to be associated with our Sponsor or the Advisor if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with our Sponsor, the Advisor or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs sponsored by our Sponsor or advised by the Advisor. A business or professional relationship will be deemed material per se if the gross revenue derived by the director from our Sponsor, the Advisor or any of their affiliates exceeds five percent of (1) the director's annual gross revenue derived from all sources during either of the last two years or (2) the director's net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our Sponsor, the Advisor or any of its affiliates. Our Board of Directors has determined that each of Robert Aalberts, David Chavez, John E. Dawson, Shawn Nelson, Nicholas Nilsen and William Wells qualifies as an independent director under the NASAA REIT Guidelines.

On February 1, 2018, John Dawson was appointed Co-Chair by the Board of Directors. On August 6, 2018, Michael V. Shustek voluntarily stepped down as Co-Chair of the Board, but continues to be the Company's Chief Executive Officer and remains on the Board as a director.

We refer to our directors who are not independent as our "affiliated directors." Currently, our only affiliated director is Michael V. Shustek.

Our current charter provides that the number of directors may be increased or decreased as set forth in the bylaws, but shall not be fewer than five. Our charter also provides that a majority of the directors must be independent directors and that at least one of the independent directors must have at least three years of relevant real estate experience. The independent directors will nominate replacements for vacancies among the independent directors.

Our Board of Directors is elected by our common stockholders on an annual basis. Any director may resign at any time and, subject to the rights of holders of any class or series of preferred stock, any director may be removed with or without cause by the stockholders upon the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called to remove a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

We have elected to provide that, except as may be provided in the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a vote of a majority of the remaining directors, even if such directors do not constitute a quorum, and for the remainder of the full term of the directorship in which the vacancy occurred and, in the case of an independent director, the director must also be nominated by the remaining independent directors.

As disclosed above and as previously disclosed, our stockholders have approved an amended charter to be filed and become effective immediately prior to the listing of our shares on a national securities exchange that would remove the charter provisions mandated by the NASAA REIT Guidelines.

Responsibilities of Directors

The responsibilities of the members of the Board of Directors include:

•	approving and overseeing our overall investment strategy, which will consist of elements such as investment selection criteria, diversification strategies and asset disposition strategies;
•	approving and overseeing our debt financing strategies;
•	approving joint ventures and other such relationships with third parties;
•	approving a potential liquidity transaction;
•	determining our distribution policy and authorizing distributions from time to time; and
•	approving amounts available for repurchases of shares of our common stock.

The directors are not required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require. The directors meet quarterly or more frequently as necessary.

We will follow investment guidelines adopted by our Board of Directors and the investment and borrowing policies described in this report unless they are modified by our directors. Our Board of Directors may establish further written policies on investments and borrowings and shall monitor our administrative procedures, investment operations and performance to ensure that the policies are fulfilled and are in our best interests and the best interests of our stockholders. Any change in our investment objectives as set forth in our charter must be approved by the stockholders.

In order to reduce or eliminate and address certain potential conflicts of interest, our charter requires that a majority of our Board of Directors (including a majority of the independent directors) not otherwise interested in the transaction approve any transaction with any of our directors, our Sponsor, the Advisor, or any of their affiliates and determine that such transaction is fair and reasonable to the Company and on terms no less favorable to the Company than those available from unaffiliated third parties. The independent directors will also be responsible for reviewing from time to time but at least annually (1) the performance of the Advisor and determining that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits set forth in our charter; (2) that our total fees and expenses are otherwise reasonable in light of our investment performance, our net assets, our net income, the fees and expenses of other comparable unaffiliated REITs and other factors deemed relevant by our independent directors; and (3) that the provisions of the advisory agreement are being carried out. Each such determination shall be reflected in the applicable Board minutes.

Board Committees

Our Board of Directors may establish committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting, provided that the majority of the members of each committee are independent directors.

Audit Committee

The Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. The Audit Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process. The Audit Committee is comprised of three directors, all of whom are independent directors and one of whom is deemed an Audit Committee financial expert. Prior to the reconstitution, as discussed below, our Audit Committee consisted of John Dawson, David Chavez and Allen Wolff. The Board of Directors also determined that Mr. Dawson met the Audit Committee financial expert requirements. For the years ended December 31, 2017 and 2016, the Audit Committee held five and four meetings, respectively.

On February 1, 2018 the Audit Committee was reconstituted. David Chavez was appointed as the new Audit Committee Chair, Allen Wolff remained a member and Erik Hart was also appointed to the Audit Committee.

At the end of April 2018, following the resignation of Allen Wolff from the Board of Directors, the Board of Directors appointed Nicholas Nilsen, an independent director of the Board, to fill the vacancy on the Audit Committee arising from Mr. Wolff's resignation.

On August 6, 2018, the Board appointed William Wells as Co-Chair of the Audit Committee.

The Board of Directors determined that each of Mr. Chavez and Mr. Nilsen meets the Audit Committee financial expert requirements.

The Audit Committee charter is available at http://www.theparkingreit.com.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee is responsible for establishing the requisite qualifications for directors, identifying and recommending the nomination of individuals qualified to serve as directors and recommending directors for appointment to each Board committee. The Nominating and Governance Committee also establishes corporate governance practices in compliance with applicable regulatory requirements and consistent with the highest standards and recommends to the Board of Directors the corporate governance guidelines applicable to the Company.

On February 1, 2018, the Board of Directors appointed a new Nominating and Corporate Governance Committee naming Robert Aalberts as Nominating and Corporate Governance Committee Chair, with Shawn Nelson and Nicholas Nilsen as committee members.

The Nominating and Governance Committee charter is available at http://www.theparkingreit.com.

Compensation Committee

The Compensation Committee establishes and oversees director compensation. The Company's executive officers and affiliated directors do not receive compensation directly from the Company for services rendered to the Company, and the Company does not intend to pay compensation directly to the executive officers or affiliated directors. The Company's independent directors receive certain compensation from the Company, which is described in more detail under "Director Compensation"

On February 1, 2018, the Board of Directors appointed a new Compensation Committee, naming Nicholas Nilsen as Compensation Committee Chair and Erik Hart and Shawn Nelson as committee members.

The Compensation Committee charter is available at http://www.theparkingreit.com.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics (the "Code of Ethics"), which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all of our officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, as well as all members of our Board of Directors. The Code of Ethics covers topics including, but not limited to, conflicts of interest, record keeping and reporting, payments to foreign and U.S. government personnel and compliance with laws, rules and regulations. The Code of Ethics is available at http://www.theparkingreit.com.

Board Meetings and Annual Stockholder Meeting

The Board of Directors held nine meetings and one meeting during the fiscal years ended December 31, 2017 and 2016, respectively. Each director attended at least 75% of his Board and committee meetings in 2017 and 2016. Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend.

Criteria for Selecting Directors

In evaluating candidates, our Nominating and Corporate Governance Committee will consider an individual's business and professional experience, the potential contributions they could make to our Board and their familiarity with our business. Our Nominating and Corporate Governance Committee will consider candidates recommended by our directors, members of our management team and third parties. Our Nominating and Corporate Governance Committee will also consider candidates suggested by our stockholders. We do not have a formal process established for this purpose.

We do not have a formal diversity policy with respect to the composition of our Board. However, our Nominating and Corporate Governance Committee seeks to ensure that the Board is composed of directors whose diverse backgrounds, experience and expertise will provide the Board with a range of perspectives on matters coming before the Board.

Stockholders may contact our Nominating and Corporate Governance Committee if they wish the committee to consider a proposed candidate. Stockholders should submit the names of any candidates in writing, together with background information about the candidate, and send the materials to the attention of the Company's secretary at the following address: 2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our Board of Directors. Such parties can contact the Board by mail at: Chair of The Parking REIT Audit Committee, c/o Corporate Secretary, 2965 S. Jones #C1-100, Las Vegas, NV 89146.

The chairman of the Audit Committee will receive all communications made by these means and will distribute such communications to such member or members of our Board of Directors as he or she deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the Audit Committee to the members of the Audit Committee for review.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed the accounting firm of RBSM LLP ("RBSM") to serve as our independent registered public accountants for the fiscal year ending December 31, 2018. RBSM is considered by our management to be qualified.

On April 29, 2018, the Company dismissed RSM US LLP ("RSM") as the Company's independent registered public accounting firm.  The dismissal of RSM was approved by a majority of the members of the Audit Committee. RSM was engaged to audit the Company's financial statements for the year ended December 31, 2017, however, the audit was not completed, and no audit report was ever issued by RSM to the Company.  During the term of RSM's engagement, there were: (i) no disagreement between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to RSM's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On April 30, 2018, the Company re-engaged RBSM, the Company's prior independent registered public accounting firm, effective immediately.  RBSM previously served as the Company's independent registered public accounting firm from its formation until the Company's dismissal of RBSM on May 19, 2017.  During the Company's prior engagement of RBSM, RBSM reported on the Company's financial statements for the period from May 4, 2015 (date of inception) through December 31, 2015 and for the year ended December 31, 2016.

We are asking our common stockholders to ratify the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Although the ratification is not required by our charter, our bylaws or other governing documents or applicable law, the Board is submitting the appointment of RBSM to our common stockholders for ratification as a matter of good corporate practice. Even if the common stockholders ratify the appointment, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of the Company.

We expect that a representative of RBSM will be present telephonically at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by common stockholders present in person or by proxy at the meeting is required to approve this proposal. For purposes of this vote, abstentions will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although they and broker non-votes will be considered present for the purpose of determining the presence of a quorum. Broker non-votes will not arise in connection with this proposal because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Principal Accounting Fees and Services

For the year ended December 31, 2016 and during the period from January 1, 2017 through August 8, 2017, RBSM, our independent public accounting firm, billed the Company approximately $69,000 and $179,000, respectively, for their professional services.

For the period of July 1, 2017 through December 31, 2017, RSM, our former independent public accounting firm, billed the Company approximately $120,000 for their professional services.

For the year ended December 31, 2017, HCVT LLP ("HCVT"), our independent accounting firm, billed the Company approximately $46,000 for their professional services.

	December 31, 2017	December 31, 2016
Audit Fees	$217,000	$61,000
Audit Related Fees	$82,000	$7,500
Tax Fees	$46,000	$--
All Other Fees	$--	$--
Total	$345,000	$68,500

RBSM did not perform any non-audit services for us during the years ended December 31, 2017 and 2016.

RSM did not perform any non-audit services for us during the year ended December 31, 2017.

Audit fees. Consists of fees billed for the audit of our annual financial statements, review of our Form 10-K, review of our interim financial statements included in our Form 10-Q and services that are normally provided by the accountant in connection with year-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees," such as acquisition audit, audit of our financial statements, review of our Form 8-K, review of our registration statement on Form S-11 and Form S-4 filings.

Tax fees. Consists of professional services rendered by a company aligned with our principal accountant for tax compliance, tax advice and tax planning.

Other fees. The services provided by our accountants within this category consisted of advice and other services.

Pre-Approval Policy

The Audit Committee has direct responsibility to review and approve the engagement of the independent auditors to perform audit services or any permissible non-audit services. All audit and non-audit services to be provided by the independent auditors must be approved in advance by the Audit Committee. The Audit Committee may not engage the independent auditors to perform specific non-audit services proscribed by law or regulation. All services performed by our independent auditors under engagements entered into were approved by our Audit Committee, pursuant to our pre-approval policy, and none was approved pursuant to the de minimis exception to the rules and regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Section 10A(i)(1)(B), on pre-approval.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of The Parking REIT, Inc. (the "Company") with respect to the Company's consolidated audited financial statements for the fiscal year ended December 31, 2017. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, or subject to Regulation 14A or 14C, other than as provided in this Item, or to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Review with Management

The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Registered Public Accountants

The Audit Committee has discussed with RBSM, LLP, the Company's independent registered public accountants for the fiscal year ending December 31, 2017, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has also received written disclosures and the letter from RBSM, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with Audit Committees concerning independence, and has discussed with RBSM LLP its independence from the Company for the fiscal year ending December 31, 2017.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2017.

Submitted by the Audit Committee of
the Board of Directors,
David Chavez, Co-Chair
William Wells, Co-Chair
Erik Hart
Nicholas Nilsen

EXECUTIVE COMPENSATION

Executive Officers

We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by us. Each of our executive officers, including each executive officer who serves as a director, is employed by our Sponsor and also serves as an executive officer of the Advisor. Each of these individuals receives compensation from our Sponsor for his or her services, including services performed for us and for the Advisor. As executive officers of the Advisor, these individuals manage our day-to-day affairs and carry out the directives of our Board of Directors in the review and selection of investment opportunities and oversee and monitor our acquired investments to ensure they are consistent with our investment objectives. The duties that these executive officers perform on our behalf also serve to fulfill the corporate governance obligations of these persons as our appointed officers pursuant to our charter and bylaws. As such, these duties involve the performance of corporate governance activities that require the attention of one of our corporate officers, including signing certifications required under the Sarbanes-Oxley Act of 2002, as amended, for filing with our periodic reports. Although we reimburse the Advisor for certain expenses incurred in connection with providing these services to us, we do not pay any compensation directly to our executive officers.

Independent Directors

We pay each independent director an annual retainer of $30,000 (to be prorated for a partial term), with an additional $5,000 annual retainer (to be prorated for a partial term) paid to the Audit Committee chairperson. Each independent director also will receive $1,000 for each meeting of the Board of Directors attended in-person or by telephone.

Special Committee members were paid $35,000 for the Chair and $30,000 for the remaining members in connection with the Merger.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors. If a director is also one of our officers, we will not pay any compensation to such person for services rendered as a director. The following table sets forth information with respect to our independent director compensation during the fiscal year ended December 31, 2017:

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (1)($)	Total ($)

Allen Wolff (2)(3)	$72,000	$--	$--	$--	$--	$600	$72,600
David Chavez (2)	$77,000	$--	$--	$--	$--	$--	$77,000
Erik Hart (2)(4)	$67,000	$--	$--	$--	$--	$--	$67,000
John Dawson	$48,000	$--	$--	$--	$--	$--	$48,000
Robert J. Aalberts	$8,500	$--	$--	$--	$--	$--	$8,500
Nicholas Nilsen	$8,500	$--	$--	$--	$--	$--	$8,500
Shawn Nelson	$8,500	$--	$--	$--	$--	$--	$8,500

Total	$289,500	$--	$--	$--	$--	$600	$290,100

On May 31, 2018 the Board of Directors voted to change the compensation structure for independent directors.  The Board will receive one-half of its $30,000 fee in cash and the other one-half in common stock.  The initial issuance price for the common stock will be at the then current NAV.  In the event the Company is listed on a national securities exchange, the issuance of common stock will be based on the twenty day trailing closing stock price average.  In addition, the chair of the Audit Committee will be entitled to receive his additional $5,000 either in cash or at his option, half in cash and half in common stock.  Finally, the Board reduced its per meeting fee to $500 per meeting until such time as stockholder distributions commence.

Compensation Committee Interlocks and Insider Participation

Other than Michael V. Shustek, no member of our Board of Directors served as an officer, and no member of our Board of Directors served as an employee, of the Company or any of its subsidiaries or affiliates during the year ended December 31, 2017. In addition, during the year ended December 31, 2017, none of our executive officers served as a member of a compensation committee (or other committee of performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Conflicts of Interests

We are subject to various conflicts of interest arising out of our relationship with the Advisor and other affiliates, including (1) conflicts related to the compensation arrangements between the Advisor, certain affiliates and us, (2) conflicts with respect to the allocation of the time of the Advisor and its key personnel and (3) conflicts with respect to the allocation of investment opportunities. Our independent directors have an obligation to function on our behalf in all situations in which a conflict of interest may arise and will have a fiduciary obligation to act on behalf of the stockholders.

The transactions described below were approved by a majority of the Company's Board of Directors (including a majority of the independent directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions no less favorable to the Company than those available from unaffiliated third parties.

The Merger

On May 26, 2017, the Company, MVP I, Merger Sub, and the Advisor entered into an agreement and plan of merger (the "Merger Agreement"), pursuant to which MVP I would merge with and into Merger Sub (the "Merger"). On December 15, 2017, the Merger was consummated. Following the Merger, the Company contributed 100% of its equity interests in Merger Sub to the MVP REIT II Operating Partnership, LP, a Delaware limited partnership (the "Operating Partnership"). The Company owns substantially all of its assets and conducts its operations through the Operating Partnership and continues to be advised by the Advisor.

At the effective time of the Merger, and pursuant to the terms of the Merger Agreement, each share of MVP I Common Stock that was issued and outstanding immediately prior to the Merger was converted into the right to receive 0.365 shares of common stock of the Company. A total of approximately 3.9 million shares of common stock of the Company were issued to former MVP I stockholders, and former MVP I stockholders, immediately following the Merger, owned approximately 59.7% of the Company's common stock.

Concurrently with the entry into the Merger Agreement, on May 26, 2017, the Company, MVP I, the Advisor and the Operating Partnership entered into a termination and fee agreement (the "Termination Agreement"). Pursuant to the Termination Agreement, at the effective time of the Merger, the Advisory Agreement, dated September 25, 2012, as amended, among MVP I and the Advisor was terminated, and the Company paid the Advisor an Advisor Acquisition Payment (as such term is defined in the Termination Agreement) of approximately $3.6 million, which was the only fee payable to the Advisor in connection with the Merger.

The Advisor has the option to request reimbursement of certain payroll expenses for salaries and benefits paid to non-executive officers. As of December 31, 2017, the Advisor was due approximately $162,000 in reimbursable expenses, which was paid as of the date of this filing.

The Company was subsequently renamed "The Parking REIT, Inc."

Ownership of Company Stock

During May 2017, VRM II acquired approximately 35,000 shares of the Company's common stock from third party investors in exchange for various trust deed investments. During the year ended December 31, 2017, VRM II received approximately $14,600 in distributions in accordance with the Company's DRIP program.

As of December 31, 2017, our Sponsor owned 13,269 shares and VRM II owned 359,546 shares of the Company's outstanding shares of common stock.

During November 2017, Corporate Center Sunset Holdings, an entity owned by VRM I and VRM II, acquired 1,039,620 shares of common stock of the Company pursuant to a membership purchase agreement unrelated to the Company.

Ownership of MVP I

Prior to the Merger, the Company held 476,784 shares of MVP I common stock. Upon the consummation of the Merger, these shares were retired, and no consideration was paid in connection therewith. During the years ended December 31, 2017 and 2016, MVP I paid the Company approximately $189,000 and $34,000, respectively, in stock distributions. In addition, the Company received 15,996 and 3,731, respectively, shares of MVP I Common Stock in accordance with its DRIP program.

Ownership of the Advisor

VRM I and VRM II own 40% and 60%, respectively, of the Advisor. Neither VRM I nor VRM II paid any up-front consideration for these ownership interests, but each agreed to be responsible for its proportionate share of future expenses of the Advisor. The operating agreement of the Advisor provides that once VRM I and VRM II have been repaid in full for any capital contributions to the Advisor or for any expenses advanced on the Advisor's behalf, or capital investment, and once they have received an annualized return on their capital investment of 7.5%, then Michael Shustek will receive 40% of the net profits of the Advisor.

Note Payable to the Advisor

On June 29, 2017, the Advisor entered into an agreement with the Company to loan the principal amount of $2.1 million to the Company ("Loan Agreement") for the purchase of MVP Preferred Parking. The terms of this 1-year Loan Agreement includes an annual interest rate of 5% with no penalty for prepayment. As of December 31, 2017, this loan was paid in full.

Fees Paid in Connection with the Offering – Common Stock

Various affiliates of the Company are involved in the offering of common stock of the Company and the Company's operations including MVP American Securities, LLC ("AMS"), which is a broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  AMS is owned by MS MVP Holdings, LLC, which is owned and managed by Mr. Shustek. Additionally, the Company may engage an affiliate of the Advisor to perform certain property management services for the Company.

The Sponsor or its affiliates paid selling commissions of up to 6.5% of gross offering proceeds from the sale of shares in the offering of common stock of the Company without any right to seek reimbursement from the Company.

The Sponsor or its affiliates also paid non-affiliated selling agents a one-time fee separately negotiated with each selling agent for due diligence expenses, subject to the total underwriting compensation limitation set forth below.  Such due diligence expenses were approximately 1.25% to 2.00% of total offering proceeds. Such commissions and fees were paid by the Company's sponsor or its affiliates (other than the Company) without any right to seek reimbursement from the Company.

Fees Paid in Connection with the Offering – Preferred Stock

In connection with the private placement of its Series A and Series 1 preferred stock, the Company may pay selling commissions of up to 6.0% of gross offering proceeds from the sale of shares in the private placements, including sales by affiliated and non-affiliated selling agents. During the year ended December 31, 2017, the Company paid approximately $3.2 million in selling commissions, of which $0.6 million were paid to affiliated selling agents.

The Company may pay non-affiliated selling agents a one-time fee separately negotiated with each selling agent for due diligence expenses of up to 2.0% of gross offering proceeds. The Company may also pay a dealer manager fee to AMS of up to 2.0% of gross offering proceeds from the sale of the shares in the private placements as compensation for acting as dealer manager. During the year ended December 31, 2017, the Company paid approximately $0.6 million to AMS as compensation.

The Company paid zero commissions in 2016 as the preferred offerings were not open at that time.

Fees Paid in Connection with the Operations of the Company

Prior to the Merger, the Advisor or its affiliates received an acquisition fee of 2.25% of the purchase price of any real estate provided, however, the Company did not pay any fees when acquiring loans from affiliates. During the years ended December 31, 2017 and 2016, approximately $2.0 million and $1.2 million, respectively, in acquisition fees had been earned by the Advisor.

The Advisor or its affiliates were entitled to be reimbursed for actual expenses paid or incurred in connection with the operation of the Company's business. During the years ended December 31, 2017 and 2016, no acquisition expenses were reimbursed to the Advisor.

The Advisor or its affiliates previously received a monthly asset management fee at an annual rate equal to 1.0% of the cost of all assets then held by the Company, or the Company's proportionate share thereof in the case of an investment made through a joint venture or other co-ownership arrangement. Prior to the Merger, the Company was to determine the Company's NAV on a date not later than May 29, 2018 (the "Valuation Date"). Following the Valuation Date, the asset management fee was based on the value of the Company's assets rather than their historical cost. Asset management fees for the years ended December 31, 2017 and 2016 were approximately $1.3 million and $0.2 million, respectively.

The Company was to reimburse the Advisor or its affiliates for costs of providing administrative services, subject to the limitation that it will not reimburse the Advisor for any amount by which the Company's operating expenses, at the end of the four preceding fiscal quarters (commencing after the quarter in which the Company made its first investment), exceed the greater of (a) 2.0% of average invested assets and (b) 25.0% of net income connection with the selection or acquisition of an investment, whether or not the Company ultimately acquires, unless the excess amount is approved by a majority of the Company's independent directors.  The Company was not permitted to reimburse the Advisor for personnel costs in connection with services for which the Advisor received a separate fee, such as an acquisition fee, disposition fee or debt financing fee, or for the salaries and benefits paid to the Company's executive officers. In addition, the Company was not permitted to reimburse the Advisor for rent or depreciation, utilities, capital equipment or other costs of its own administrative items. During the years ended December 31, 2017 and 2016, no operating expenses had been reimbursed to the Advisor.

In connection with the Merger, the previous Advisory Agreement with the Advisor was amended effective upon the consummation of the Merger to eliminate all fees except a 1.1% asset management fee, which will be limited to $2.0 million per year until the Company:

• holds assets with an Appraised Value equal to or in excess of $500,000,000 or,
• reports AFFO per share of common stock equal to or greater than the $0.3125 per share for two consecutive quarters, on a fully diluted basis.

Once either of these criteria is satisfied, all fees subordinated will be paid in full.  In connection with the Merger and pursuant to the Termination Agreement, at the effective time of the Merger, the previous Advisory Agreement among MVP I and the Advisor was terminated and the Company paid the Advisor an Advisor Acquisition Payment (as such term is defined in the Termination Agreement) of approximately $3.6 million, which was the only fee paid to the Advisor in connection with the Merger.

Fees Paid in Connection with the Liquidation or Listing of the Company's Real Estate Assets

Starting on December 15, 2017, in connection with the Merger, all of the following fees were terminated except for a 1.1% asset management fee.

For substantial assistance in connection with the sale of investments, as determined by the independent directors, the Company was to pay the Advisor or its affiliate the lesser of (i) 3.0% of the contract sale price of each real estate-related secured loan or other real estate investment or (ii) 50% of the customary commission which would be paid to a third-party broker for the sale of a comparable property. The amount paid, when added to the sums paid to unaffiliated parties, was not to exceed either the customary commission or an amount equal to 6.0% of the contract sales price. The disposition fee was to be paid concurrently with the closing of any such disposition of all or any portion of any asset. During the years ended December 31, 2017 and 2016, no disposition fees have been earned by the Advisor.

After the Company's stockholders had received a return of their net capital invested and a 6.0% annual cumulative, non-compounded return, then the Advisor was entitled to receive 15.0% of the remaining proceeds. The Company was to pay this subordinated performance fee only upon one of the following events: (i) if the Company's shares were listed on a national securities exchange; (ii) if the Company's assets were sold or liquidated; (iii) upon a merger, share exchange, reorganization or other transaction pursuant to which the Company's investors receive cash or publicly-traded securities in exchange for their shares; or (iv) upon termination of the Company's advisory agreement. During the years ended December 31, 2017 and 2016, no subordinated performance fees have been earned by the Advisor.

Certain Conflict Mitigation Measures

In order to reduce or mitigate certain potential conflicts of interests, we have adopted the procedures set forth below.

Advisor Compensation

The independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and whether such compensation is within the limits prescribed by our charter. The independent directors supervise the performance of the Advisor and its affiliates and the compensation we pay to them to determine whether the provisions of the advisory agreement are being carried out. This evaluation is based on the following factors as well as any other factors they deem relevant:

•	the amount of the fees and any other compensation, including stock-based compensation, paid to our advisor and its affiliates in relation to the size, composition and performance of the assets;
•	the success of our advisor in generating appropriate investment opportunities;
•	the rates charged to other companies, including other REITs, by advisors performing similar services;
•	additional revenues realized by our advisor and its affiliates through their relationship with us, including whether we pay them or they are paid by others with whom we do business;
•	the quality and extent of service and advice furnished by our advisor and its affiliates;
•	the performance of our investment portfolio; and
•	the quality of our portfolio relative to the investments generated by our advisor and its affiliates for their own account and for their other clients.

Term of Advisory Agreement

Each contract for the services of the Advisor may not exceed one year, although there is no limit on the number of times that we may retain a particular advisor. Our charter provides that a majority of the independent directors may terminate the advisory agreement with MVP Realty Advisors, LLC without cause or penalty on 60 days' written notice. MVP Realty Advisors, LLC may terminate the advisory agreement with good reason on 60 days' written notice.

Independent Directors

The NASAA REIT Guidelines require our charter to define an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with our Sponsor or the Advisor. A director is deemed to be associated with our Sponsor or the Advisor if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with our Sponsor, the Advisor or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs organized by our Sponsor or advised by the Advisor. A business or professional relationship will be deemed material per se if the aggregate gross revenue derived by the director from our Sponsor, the Advisor or any of their affiliates exceeds five percent of (1) the director's annual gross revenue derived from all sources during either of the last two years or (2) the director's net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our Sponsor, the Advisor or any of its affiliates.

A majority of our Board of Directors, including a majority of the independent directors, must determine the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of assets is fair and reasonable to us. Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the full Board of Directors or the Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Among the matters we expect the independent directors to review and act upon are:

•	the continuation, renewal or enforcement of our agreements with our advisor and its affiliates, including the advisory agreement and the property management agreement;
•	transactions with affiliates, including our directors and officers;
•	awards under our equity incentive plan; and
•	pursuit of a potential liquidity event.

Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both the Board of Directors and the independent directors.

Our Acquisitions

We will not purchase or lease assets in which our Sponsor, the Advisor, any of our directors or any of their affiliates has an interest without a determination by a majority of our directors (including a majority of the independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to our Sponsor, the Advisor, the director or the affiliated seller or lessor, unless there is substantial justification for the excess amount and such excess is reasonable. In no event may we acquire any such asset at an amount in excess of its current appraised value.

The consideration we pay for real property will ordinarily be based on the fair market value of the property as determined by a majority of the members of the Board of Directors or the members of a duly authorized committee of the Board. In cases in which a majority of our independent directors so determine, and in all cases in which real property is acquired from our Sponsor, the Advisor, any of our directors or any of their affiliates, the fair market value shall be determined by an independent expert selected by our independent directors not otherwise interested in the transaction.

Loans

We will not make any loans to our Sponsor, our Advisor or our directors or officers or any of their affiliates (other than mortgage loans complying with the limitations set forth in Section V.K.3 of the NASAA REIT Guidelines or loans to wholly owned subsidiaries). In addition, we will not borrow from these affiliates unless a majority of our Board of Directors (including a majority of the independent directors) not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties under the circumstances. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board of Directors.

Other Transactions Involving Affiliates

A majority of our directors, including a majority of the independent directors not otherwise interested in the transaction, must conclude that all other transactions between us and our Sponsor, the Advisor, any of our directors or any of their affiliates are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. To the extent that we contemplate any transactions with affiliates, members of our Board who serve on the board of the affiliated entity will be deemed "interested directors" and will not participate in approving or making other substantive decisions with respect to such related party transactions.

Limitation on Operating Expenses

In compliance with the NASAA REIT Guidelines, our Advisor must reimburse us the amount by which our aggregate total operating expenses for the four fiscal quarters then ended exceed the greater of 2% of our average invested assets or 25% of our net income. "Average invested assets" means the average of the aggregate monthly book value of our assets during a specified period invested, directly or indirectly, before deducting depreciation, bad debts or other non-cash reserves. "Total operating expenses" means all costs and expenses paid or incurred by us, as determined under GAAP, that are in any way related to our operation, including advisory fees, but excluding (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of our stock; (ii) interest payments; (iii) taxes; (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves; (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) acquisition fees and expenses; (vii) real estate commissions on the sale of real property; and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

Notwithstanding the foregoing, to the extent that operating expenses payable or reimbursable by us exceed these limits and the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors which they deem sufficient, our Advisor may be reimbursed in future periods for the full amount of the excess expenses or any portion thereof. Within 60 days after the end of any fiscal quarter for which our total operating expenses for the four consecutive fiscal quarters then ended exceed these limits, we will send our stockholders a written disclosure of such fact, together with an explanation of the factors our independent directors considered in determining that such excess expenses were justified and reimbursable.

Issuance of Options and Warrants to Certain Affiliates

Until our shares of common stock are listed on a national securities exchange, we will not issue options or warrants to purchase our common stock to our Advisor, MVP Capital Partners II, our Sponsor, any of our directors or any of their affiliates, except on the same terms as such options or warrants, if any, are sold to the general public. We may issue options or warrants to persons other than our Advisor, our Sponsor, our directors and their affiliates prior to listing our common stock on a national securities exchange, but not at an exercise price less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of our Board of Directors has a market value less than the value of such option or warrant on the date of grant. Any options or warrants we issue to our Advisor, our Sponsor or any of their affiliates shall not exceed an amount equal to 10% of the outstanding shares of our common stock on the date of grant.

Reports to Stockholders

We prepare an annual report and deliver it to our common stockholders within 120 days after the end of each fiscal year. Our directors are required to take reasonable steps to ensure that the annual report complies with our charter provisions. Among the matters that must be included in the annual report or included in a proxy statement delivered with the annual report are:

•	financial statements prepared in accordance with GAAP that are audited and reported on by independent certified public accountants;
•	the ratio of the costs of raising capital during the year to the capital raised;
•	the aggregate amount of advisory fees and the aggregate amount of other fees paid to our Advisor and any affiliates of our Advisor by us or third parties doing business with us during the year;
•	our total operating expenses for the year stated as a percentage of our average invested assets and as a percentage of our net income;
•	a report from the independent directors that our policies are in the best interests of our stockholders and the basis for such determination; and
•
a separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving us and our Advisor, a director or any affiliate thereof during the year, which disclosure has been examined and commented upon in the report by the independent directors with regard to the fairness of such transactions.

The independent directors are specifically charged with a duty to examine and comment in the report with regard to the fairness of such transactions.

As disclosed above and as previously disclosed, our stockholders have approved an amended charter to be filed and become effective immediately prior to the listing of our shares on a national securities exchange that would remove the charter provisions mandated by the NASAA REIT Guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Shown below is certain information as of August 20, 2018, with respect to beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act, of shares of common stock by the only persons or entities known to us to be a beneficial owner of more than 5% of the outstanding shares of common stock. Unless otherwise noted, the percentage ownership is calculated based on 6,549,572 shares of our common stock as of August 20, 2018.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Vestin Realty Mortgage II, Inc. 2965 S. Jones Blvd. # C1-110 Las Vegas, NV 89146(1)	Sole voting and investment power of 364,960 shares	5.56%
(1) Michael V. Shustek is a director and executive officer of Vestin Realty Mortgage II, Inc., and owns 500 shares of Vestin Realty Mortgage II, Inc. common stock as of August 20, 2018, which represents approximately 32.98% of the total outstanding Vestin Realty Mortgage II, Inc. shares as of August 20, 2018.  Mr. Shustek disclaims beneficial ownership of the Company's common stock held by Vestin Realty Mortgage II, Inc.

The following table sets forth the total number and percentage of our common stock and preferred stock beneficially owned as of August 20, 2018, by: (i) each director; (ii) our chief executive officer, our interim chief financial officer and the officers of our Advisor who function as the equivalent of our executive officers; and (iii) all executive officers and directors as a group.

Unless otherwise noted, the percentage ownership is calculated based on 6,549,572 shares of our total outstanding common stock and 42,672 shares of our total outstanding preferred stock as of August 20, 2018:

		Common Shares		Preferred Shares
		Beneficially Owned		Beneficially Owned
Beneficial Owner	Address	Number	Percent	Number	Percent
Michael V. Shustek	2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146	13,423	<1%	--	--
Brandon Welch	2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146	250	<1%	--	--
David Chavez	2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146	--	--	--	--
Erik Hart	2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146	--	--	--	--
John E. Dawson	2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146	2,570	<1%	*54	<1%
Robert J. Aalberts	2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146	--	--	--	--
Nicholas Nilsen	2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146	2,141	<1%	--	--
Shawn Nelson	2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146	--	--	--	--
William Wells	2965 S. Jones Blvd. # C1-100 Las Vegas, NV 89146	--	--	--	--
All directors and officers		18,384	<1%	54	<1%

*Mr. Dawson received 1,750 warrants with his purchase of 54 shares. The warrants may be exercised after the 90th day following the occurrence of a Listing Event, at an exercise price, per share, equal to 110% of the volume weighted average closing price during the 20 trading days ending on the 90th day after the occurrence of such Listing Event; however, in no event shall the exercise price of the warrants be less than $25 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish us with copies of the forms they file. Except as set forth below, to our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2017, our directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

On June 15, 2017, Mr. Dawson filed a late Form 4 filing with respect to the sale on May 12, 2017 of 4,412.818 shares of common stock of the Company.

On December 27, 2017, a late Form 4 filing was filed by each of Mr. Shustek and Mr. Dawson with respect to shares of the Company received pursuant to the terms of the Merger Agreement at the effective time of the Merger on December 15, 2017

MULTIPLE STOCKHOLDERS SHARING AN ADDRESS

The rules of the SEC permit companies to provide a single proxy statement to households in which more than one stockholder resides. This process is known as householding. Stockholders who share an address and who have been previously notified that their broker, bank or other intermediary will be householding their proxy materials will receive only one copy of our proxy statement unless they have affirmatively objected to the householding notice.

Stockholders sharing an address who received only one set of these materials may request a separate copy which will be sent promptly at no cost by contacting our corporate secretary at (702) 534-5577. For future meetings, a stockholder may request separate annual reports or proxy statements, or may request the householding of such materials, by contacting us as noted above.

STOCKHOLDER PROPOSALS

2019 Annual Stockholder Meeting and Stockholder Proposals

Under our current bylaws, for a stockholder proposal (including, but not limited to, nominations of candidates for director) to be properly submitted for presentation at the next annual meeting of stockholders, the Company's secretary must have received written notice of the proposal at its principal executive offices no earlier than the 150th day before the date of Company's 2019 annual meeting and no later than 5:00 p.m. Pacific Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as such term is defined in our current Bylaws) for the preceding year's annual meeting (or between March 23, 2019 and 5:00 p.m., Pacific Time, on April 22, 2019, based on the date of this year's Proxy Statement of August 20, 2018). Under SEC regulations, any stockholder desiring to make a proposal to be considered for inclusion in the Company's proxy statement for the next annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must have caused such proposal to be received at Company's principal executive offices no later than April 22, 2019, unless the date of the 2019 annual meeting of stockholders is more than 30 days before or after October 5, 2019, in which case the proposal must be received in a reasonable time before the Company begins to print and send its proxy materials.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the matters referred to above. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING YOUR PROXIES AUTHORIZED VIA THE INTERNET AND TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR AUTHORIZE YOUR PROXY VIA THE INTERNET OR TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

Dated: August 20, 2018 Las Vegas, Nevada	By Order of the Board of Directors

Michael V. Shustek
Chief Executive Officer

PROXY CARD

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Pre-Register and Attend the Annual Meeting
Venable LLP, 750 E. Pratt Street, Suite 900
Baltimore, Maryland 21202

DO NOT TEAR

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF The Parking REIT, Inc. The undersigned stockholder of The Parking REIT, Inc., a Maryland corporation (the "Company"), hereby appoints Michael V. Shustek and Brandon Welch, and each of them, as the Proxy or Proxies for the undersigned, with full power of substitution, to attend the 2018 Annual Meeting of Stockholders of the Company to be held on October 5, 2018, at 10:00 a.m. local time at Venable LLP, located at 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202,and any postponement or adjournment thereof (the "Annual Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledged receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted "FOR" the Directors nominees and "FOR" the other proposal, all as described in the Proxy Statement. The votes entitled to be cast by the Proxy holder will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

VOTE BY INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

TPR_30162_081618

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

[redacted]roposals The Board of Directors recommends a vote "FOR" the Director nominees and "FOR" the other proposal, all as described in the Proxy Statement.

1. To elect seven nominees for director to serve on the Board until the next annual meeting of stockholders and until their successors are duly elected and qualify.

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Michael V. Shustek	02. David Chavez	03. John E. Dawson	☐	☐	☐
04. Robert J. Aalberts	05. Nicholas Nilsen	06. Shawn Nelson			
07. William Wells					

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

	YES	NO
I plan to attend the Meeting	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the The Parking REIT, Inc. Annual Meeting of Stockholders to Be Held on October 5, 2018. The Proxy Statement/Prospectus and Proxy Card for this meeting are available at: https://www.proxy-direct.com/tpr-30162

[redacted]thorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx TPR 30162 M xxxxxxxx